                                  SCHEDULE 14a
                                (Rule 14a - 101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

         Filed by the Registrant    X
         Filed by a party other than the Registrant


Check the appropriate box:

(X)      Preliminary proxy statement    ( )      Confidential, for use of the
                                                 Commission only  (as permitted
                                                 by Rule 14a - 6(e)(2))
( )      Definitive proxy statement
( )      Definitive additional materials
( )      Soliciting material pursuant to
         Rule 14a - 11(c) or Rule 14a - 12


                         VENTURE SEISMIC LTD.
                ------------------------------------------------
                (Name of Registrant as specified in its Charter)

      --------------------------------------------------------------------
      (Name of person(s) filing Proxy Statement, if other than Registrant)


Payment of filing fee (check the appropriate box):

         (X)     No fee required.
         ( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.       Title of each class of securities to which transaction applies:


         ----------------------------------------------------------------------

2.       Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------------

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined)

         ----------------------------------------------------------------------

4.       Proposed maximum aggregate value of transaction:


         ----------------------------------------------------------------------

5.       Total fee paid:


         ----------------------------------------------------------------------

         ( )     Fee paid previously with preliminary materials.

         ( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(a)      Amount previously paid:


         ----------------------------------------------------------------------

(b)      Form, schedule or Registration Statement No.:


         ----------------------------------------------------------------------

(c)      Filing Party:


         ----------------------------------------------------------------------

(d)      Date Filed:


         ----------------------------------------------------------------------

                              VENTURE SEISMIC LTD.
                            3110 - 80TH AVENUE S.E.
                           CALGARY, ALBERTA, T2C 1J3

                        NOTICE OF THE ANNUAL AND SPECIAL
                            MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 30, 1997

         NOTICE IS HEREBY GIVEN that an annual and special meeting of the shareholders of Venture Seismic Ltd. (the "Corporation") will be held at 3100, 324 - 8th Avenue S. W., Calgary, Alberta, Canada, T2P 3Z2, at the hour of 10:00 a.m., local time, Wednesday, April 30, 1997, for the following purposes:

1. To receive the annual report to the shareholders and the financial statements for the year ended September 30, 1996.

2.       To elect a board of five (5) directors for the ensuing year.

3. To consider and, if thought fit, pass a resolution approving and ratifying the amendment to the Corporation's 1995 Stock Option Plan, as amended, increasing the number of common shares authorized to be issued under such plan from 250,000 to 450,000.

4. To appoint Ernst & Young, Chartered Accountants, as the independent auditors for the ensuing year and to authorize the directors to fix their remuneration.

5. To consider and, if thought fit, to pass a resolution in the form presented in the information circular accompanying this notice, confirming the amendment to the by-laws of the Corporation which increases the quorum for shareholders meetings from 10% to 50%.

6. To transact such other business as may properly be brought before the meeting.

         The close of business on March 11, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the annual and special meeting of shareholders. The stock transfer books of the Corporation will not be closed.

         All shareholders are cordially invited to attend the annual and special meeting. Whether or not you expect to attend, you are respectfully requested to sign, date and return the enclosed proxy promptly. Shareholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.

         The enclosed information circular should be consulted for further details on the matters to be acted upon.

         DATED at Calgary, Alberta, this ____ day of March, 1997.


                                        BY ORDER OF THE BOARD OF DIRECTORS


                                       Brian W. Kozun, Chairman
IMPORTANT

         Proxies, to be valid, must be deposited at the office of American Stock Transfer & Trust Company, 40 Wall Street, New York, New York, 10005, not less than 48 hours, excluding Saturdays and holidays, preceding the meeting or adjournment of the meeting.

                              VENTURE SEISMIC LTD.
                            3110 - 80TH AVENUE S.E.
                                CALGARY, ALBERTA
                                    T2C 1J3

                              INFORMATION CIRCULAR

                            PURPOSE OF SOLICITATION


         THIS INFORMATION CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE MANAGEMENT OF VENTURE SEISMIC LTD. (THE "CORPORATION") FOR USE AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF THE CORPORATION TO BE HELD AT 3100, 324 - 8TH AVENUE S. W., CALGARY, ALBERTA, CANADA, ON WEDNESDAY, THE 30TH DAY OF APRIL, 1997, AT THE HOUR OF 10:00 O'CLOCK IN THE FORENOON, LOCAL TIME, AND AT ANY ADJOURNMENTS THEREOF FOR THE PURPOSES SET OUT IN THE ACCOMPANYING NOTICE OF MEETING. The Corporation will bear the cost of preparing, printing, assembling and mailing the proxy, Information Circular and other material which may be sent to shareholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at the request of the Corporation, clearing agencies and other financial intermediaries. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Corporation may solicit by telephone proxies without additional compensation. The Corporation does not expect to pay any compensation for the solicitation of proxies.

         The approximate date on which this Information Circular and the accompanying form of Proxy will first be mailed or given to the Corporation's shareholders is March 26, 1997.

                               VOTING OF PROXIES

         All common shares represented at the meeting by properly executed proxies will be voted and where a choice with respect to any matter to be acted upon has been specified in the instrument of proxy, the common shares represented by the proxy will be voted in accordance with such specifications. IN THE ABSENCE OF ANY SUCH SPECIFICATIONS, THE MANAGEMENT DESIGNEES, IF NAMED AS PROXY, WILL VOTE IN FAVOUR OF ALL THE MATTERS SET OUT HEREIN, INCLUDING THE ELECTION OF THE NOMINEES SET FORTH UNDER THE CAPTION "ELECTION OF DIRECTORS", THE APPROVAL AND RATIFICATION OF AN AMENDMENT TO THE 1995 STOCK OPTION PLAN, AS AMENDED (THE "1995 PLAN"), THE APPOINTMENT OF ERNST & YOUNG AS THE INDEPENDENT AUDITORS OF THE CORPORATION, AND THE AMENDMENT TO THE BY-LAWS OF THE CORPORATION (THE "BY-LAWS").

         THE ENCLOSED INSTRUMENT OF PROXY CONFERS DISCRETIONARY AUTHORITY UPON THE MANAGEMENT DESIGNEES, OR OTHER PERSONS NAMED AS PROXY, WITH RESPECT TO AMENDMENTS TO OR VARIATIONS OF MATTERS IDENTIFIED IN THE NOTICE OF MEETING AND ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. AT THE DATE OF THIS INFORMATION CIRCULAR, THE CORPORATION IS NOT AWARE OF ANY AMENDMENTS TO, OR VARIATIONS OF, OR OTHER MATTERS WHICH MAY COME BEFORE THE MEETING. IN THE EVENT THAT OTHER MATTERS COME BEFORE THE MEETING, THEN THE MANAGEMENT DESIGNEES INTEND TO VOTE IN ACCORDANCE WITH THE JUDGMENT OF THE MANAGEMENT OF THE CORPORATION.

         Proxies, to be valid, must be deposited at the offices of American Stock Transfer & Trust Company, 40 Wall Street, New York, New York, 10005 not less than 48 hours, excluding Saturdays and statutory holidays, preceding the meeting or an adjournment of the meeting.

         Your vote is important. Accordingly, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the annual and special meeting of shareholders.


                              APPOINTMENT OF PROXY

         A SHAREHOLDER HAS THE RIGHT TO DESIGNATE A PERSON (WHO NEED NOT BE A SHAREHOLDER OF THE CORPORATION) OTHER THAN BRIAN W. KOZUN AND P. DANIEL MCARTHUR, THE MANAGEMENT DESIGNEES, TO ATTEND AND ACT FOR HIM AT THE MEETING. Such right may be exercised by inserting in the blank space provided on the instrument of proxy, the name of the person to be designated and deleting therefrom, the names of the management designees, or by completing another proper instrument of proxy and, in either case, depositing the instrument of proxy at the offices of American Stock Transfer & Trust Company, 40 Wall Street, New York, New York, 10005 not less than 48 hours, excluding Saturdays and statutory holidays, preceding the meeting or adjournment of the meeting.


                             REVOCATION OF PROXIES

         A shareholder who has given a proxy may revoke it as to any matter upon which a vote has not already been cast pursuant to the authority conferred by the proxy.

         A shareholder may revoke a proxy by depositing an instrument in writing, executed by him or his attorney authorized in writing:

         (a) at the offices of American Stock Transfer & Trust Company, 40 Wall Street, New York, New York, 10005 at any time, not less than 48 hours, excluding Saturdays and statutory holidays, preceding the meeting or adjournment of the meeting at which the proxy is to be used; or

         (b) at the registered office of the Corporation, 3100, 324 - 8th Avenue S.W., Calgary, Alberta, T2P 2Z2, at any time up to and including the last business day preceding the day of the meeting at which the proxy is to be used; or

         (c) with the Chairman of the meeting on the day of the meeting or an adjournment of the meeting.

         In addition, a proxy may be revoked by the shareholder executing another form of proxy bearing a later date and depositing same at the offices of the registrar and transfer agent of the Corporation within the time period set out under the heading "Voting of Proxies", or by the shareholder personally attending the meeting and voting his shares.

                              CURRENCY TRANSLATION

         The Corporation has selected U.S. dollars as its currency for financial reporting and display purposes. This Information Circular contains the translation of certain Canadian dollar amounts into

United States dollars. These translations should not be construed as representations that the United States dollars actually represent Canadian dollar amounts or could be converted into Canadian dollars at the rate indicated. Unless otherwise indicated, the translation of Canadian dollars into United States dollars has been made as at September 30, 1996 at the rate of $1.00 = U.S. $0.7342.


                  VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

         The Corporation is authorized to issue an unlimited number of common shares, without nominal or par value. The holders of common shares of record at the close of business on the record date, set by the directors of the Corporation to be March 11, 1997, are entitled to notice of and to vote such common shares at the meeting on the basis of one vote for each common share held, except to the extent that:

         (a)     such person transfers his common shares after the record date;
                 and

         (b) the transferee of those common shares produces properly endorsed share certificates or otherwise establishes his ownership to the shares and makes a demand to the registrar and transfer agent of the Corporation, not later than 10 days before the meeting, that his name be included on the shareholders list.

On the record date there were 3,109,819 common shares issued and outstanding and entitled to vote at the meeting on all matters which may properly come before the meeting.

         The By-laws of the Corporation provide that two (2) persons present and holding or representing by proxy not less than fifty percent (50%) of the issued common shares entitled to vote at the meeting shall constitute a quorum for the meeting. Assuming a quorum is present, the affirmative vote of any of the common shares voting, in person or by proxy, is necessary to elect the directors and appoint Ernst & Young as the independent auditors of the Corporation, while the affirmative vote of a simple majority of the common shares voting, in person or by proxy, at the annual and special meeting of shareholders is required to approve and ratify the amendment to the 1995 Plan and confirm the amendment to the By-laws of the Corporation. All common shares represented at the meeting by properly executed proxies will be voted and where a choice with respect to any matter to be acted upon has been specified in the instrument of proxy, the common shares represented by the proxy will be voted in accordance with such specifications. In the absence of any such specifications, the management designees, if named as proxy, will vote in favor of all the matters set out herein. Therefore, any abstention from voting on any matter has the same legal effect as a vote "for" the matter, even though the shareholder may interpret such action differently. Broker non-votes are counted in determining whether matter has been approved.

         The following table sets forth certain information with respect to the beneficial ownership of the Corporation's common shares at March 11, 1997 of
(i) the Named Officer (as defined under "Executive Compensation"), (ii) each person or entity known by the Corporation to own beneficially more than 5% of the Corporation's outstanding common shares, (iii) each director of the Corporation, and (iv) all executive officers and directors of the Corporation as a group:

 Name and Address of                              Amount and Nature of              Percent of
  Beneficial Owner(1)                           Beneficial Ownership(3)         Common Shares(10)
--------------------------                      -----------------------         -----------------
 Brian W. Kozun                                     892,886(4)                            27.7%
 Ernest P. Werlin(2)                                198,300(5)                             6.2%

 P. Daniel McArthur                                  79,231(6)                             2.5%

 Michael J. Beninger                                 49,231(7)(8)                          1.6%
 J. Joseph Ciavarra                                   2,500(8)                              **

Stuart M. Norman                                     13,269(8)                              **

 All executive officers and                       1,124,617(9)                            34.9%
 directors as a group (7 persons)

         **      Does not exceed one percent.

         Notes:

         (1) Unless otherwise indicated, the address of each beneficial owner identified is: c/o Venture Seismic Ltd., 3110 - 80th Avenue S. E., Calgary, Alberta, T2C 1J3.

         (2) The address of Mr. Werlin is c/o High View Capital Corporation, 150 East 52nd Street, Suite 1800, New York, New York, 10022.

         (3) Beneficial ownership is defined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally means the power to vote and/or to dispose of the securities regardless of any economic interest therein.

         (4) Includes 27,500 common shares underlying immediately exercisable options, but excludes 27,500 common shares underlying options which are not exercisable within 60 days. Includes 842,309 common shares held by a personal holding company, of which Mr. Kozun is the sole shareholder, and 23,077 common shares held in trust, of which Mr. Kozun is one of three trustees. Mr. Kozun disclaims beneficial ownership as to the common shares held in trust, as he is not a beneficiary under such trust.

         (5) Includes 96,650 common shares held of record by The High View Fund, L.P., the sole general partner of which is High View Capital Corporation. Mr. Werlin is the president, treasurer, sole stockholder of voting stock and sole director, and Mr. Andrew M. Brown is the secretary of High View Capital Corporation. Also includes 101,650 common shares held of record by The High View Fund, the investment manager of which is High View Asset Management Corporation. Mr. Werlin is the president, treasurer, sole stockholder of voting stock and sole director, and Mr. Brown is the secretary and vice president of High View Asset Management Corporation. The information disclosed herein is based on information contained in a Schedule 13D filed with the SEC on behalf of The High View Fund, L.P., The High View Fund, Mr. Ernest P. Werlin and Mr. Andrew M. Brown, which individuals and entities may be deemed to constitute a "group" for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), however, each of such individuals and entities disclaims beneficial ownership of the common shares owned by any other individual or entity, and disclaims membership in a group.

         (6) Of the common shares owned by Mr. McArthur, 5,539 have been pledged to the Corporation as collateral for a shareholder's loan in the amount of $6,608.

         (7) Includes 46,731 common shares held in a trust of which Mr. Beninger is a beneficiary.

         (8) Includes 2,500 common shares underlying immediately exercisable options held by each of Mr. Beninger, Mr. Ciavarra and Mr. Norman, but excludes 2,500 common shares underlying options held by each of Mr. Beninger, Mr. Ciavarra and Mr. Norman which are not exercisable within 60 days.

         (9) Includes 18,462 common shares which have been pledged to the Corporation as collateral for shareholders' loans in the aggregate amount of $22,026 and 80,000 common shares underlying immediately exercisable options, but excludes 80,000 common shares underlying options which are not exercisable within 60 days.

         (10) All holders own common shares. The numbers in this column reflect for holders of common shares the percent of class as calculated on the basis of 3,109,819 common shares outstanding as of March 11, 1997.

                             EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

         The following summary compensation table sets forth the aggregate compensation paid or accrued by the Corporation to Brian W. Kozun, the President and Chief Executive Officer of the Corporation (the "Named Officer") for services rendered to the Corporation during the fiscal years ended September 30, 1996, 1995 and 1994. No other executive officers of the Corporation received compensation in excess of $100,000 for services during the fiscal years ended September 30, 1996, 1995 and 1994.

                                  Summary Compensation Table

      Name and                                                              Securities
 Principal Position                 Year              Salary            Underlying Options
--------------------                ----             --------           ------------------
 Brian W. Kozun                     1996             $114,000                   --
 President and Chief                1995             $114,000               55,000(1)
 Executive Officer                  1994             $ 92,000                   --

         Notes:

         (1) Represents options granted pursuant to the 1995 Plan. See "Particulars of Matters to be Acted Upon - Approval and Ratification of the Amendment to the 1995 Stock Option Plan", as amended.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

         The following table sets forth certain information with respect to each exercise of stock options during the fiscal year ended September 30, 1996 ("Fiscal 1996") by the Named Officer and the number and value of unexercised options held by such Named Officer as of September 30, 1996.



                                                          NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED    VALUE OF UNEXERCISED IN
                      SECURITIES                            OPTIONS AT FISCAL          THE MONEY OPTIONS AT
                      ACQUIRED                                  YEAR END                 FISCAL YEAR-END
                    ON EXERCISE     VALUE REALIZED      EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
       NAME              ($)               ($)                         #                         $
-----------------   -----------     --------------      -------------------------    -------------------------
  Brian W. Kozun         Nil                Nil           27,500    /    27,500          Nil    /    Nil

EMPLOYMENT CONTRACTS AND TERMINATION OF
EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         In September, 1995, the Corporation entered into an employment agreement with Brian W. Kozun (the "Kozun Agreement"), which provides for an annual salary of $111,500, subject to annual review, such number of stock options as may be determined by the Board, and a leased vehicle for use in the Corporation's business. The Kozun Agreement expires in September, 2000 and may be terminated by either party to the agreement, however, in the event of termination for reasons other than Just Cause or Disability, or in the event of Change of Control (as defined therein), Mr. Kozun shall be entitled to receive a lump sum payment equal to one month of his salary for each full year of employment. In addition, the Kozun Agreement prohibits Mr. Kozun from competing with the Corporation during his employment and for a period of two years following the end of such employment.

         In the event of certain transactions including those which may result in a change in control, as defined under the 1995 Plan, options to purchase common shares held by all executive officers of the Corporation may become immediately exercisable.

                           COMPENSATION OF DIRECTORS

         Other than being reimbursed by the Corporation for their expenses, the aggregate cash compensation paid to the directors of the Corporation for services rendered in their capacities as directors, during Fiscal 1996 was nil, except that Mr. Beninger received $36,710 for various management consulting services he provided to the Corporation during Fiscal 1996.

         On May 1, 1997, assuming shareholder approval of the Shareholder Amendment to the 1995 Plan (as defined below), each of the following directors will receive automatic grants of options to purchase 1,000 common shares pursuant to the 1995 Plan: Mr. Beninger, Mr. Ciavarra and Mr. Norman.


                     INDEBTEDNESS OF DIRECTORS AND OFFICERS

         Other than as set forth herein, no director, proposed director or senior officer, nor any of their respective associates or affiliates, is or has been at any time since the beginning of the last fiscal year, indebted to the Corporation or any of its subsidiaries.

         During Fiscal 1996 three officers of the Corporation (P. Daniel McArthur, James W. Stenhouse and Gregory B. Wiebe) were indebted to the Corporation in the aggregate amount of $29,596. These funds were advanced to the officers in September, 1994 for the purchase of the Corporation's common shares pursuant to agreements dated September 23, 1994 between the Corporation and each of these officers (the "Advance Agreements"). Pursuant to the Advance Agreements, during Fiscal 1996, an aggregate of $7,570 of these amounts were repaid and the remaining balance is scheduled to be repaid in three annual installments ending September 30, 1999.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During Fiscal 1996, the Corporation paid Mr. Beninger, a director of the Corporation, fees of $36,710 for various management consulting services provided by him to the Corporation.

         During the fiscal year ended September 30, 1995 ("Fiscal 1995"), an affiliate of Mr. Kozun, the Corporation's President, Chief Executive Officer and principal shareholder transferred 60,769 common shares with an estimated fair market value of $212,692 to Mr. McArthur, the Corporation's Chief Operating Officer, in exchange for $73, pursuant to the terms of Mr. McArthur's employment agreement with the Corporation, entered into in July, 1994, as amended.

         During Fiscal 1995, the Corporation advanced $31,215 to Mr. Kozun, the Corporation's President and Chief Executive Officer and principal shareholder. These advances were non-interest bearing and had no fixed repayment terms. These amounts were repaid in September, 1995.

         During the fiscal year ended September 30, 1994, Mr. Kozun entered into an agreement with Elmdale Trust, of which Mr. Beninger, a director of the Corporation, is a beneficiary, whereby the trust issued a promissory note in the principal amount of $82,598 to Mr. Kozun in consideration for Mr. Kozun's transfer to the trust of 69,231 of his common shares. The promissory note is non-interest bearing. As of March 11, 1997, $9,178 of the amounts due under the promissory note has been repaid.

         All future transactions and/or loans between the Corporation and its officers, directors and/or 5% shareholders are intended to be on terms no less favorable to the Corporation then could be obtained from independent third parties and will be approved by a majority of the independent, disinterested directors of the Corporation.

                            SECTION 16(A) BENEFICIAL
                         OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the 1934 Act requires the Corporation's executive officers, directors and persons who beneficially own more than 10% of a registered class of the Corporation's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common shares and other equity securities of the Corporation. Such executive officers, directors, and greater than 10% beneficial owners are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms filed by such reporting persons.

         Based solely on the Corporation's review of such forms furnished to the Corporation and written representations from certain reporting persons, the Corporation believes that all filing requirements applicable to the Corporation's executive officers, directors and greater than 10% beneficial owners were complied with.


                    PARTICULARS OF MATTERS TO BE ACTED UPON

         To the knowledge of the Corporation's directors, the only matters to be placed before the meeting are those matters set forth in the accompanying notice of meeting relating to the receipt of the annual report and the financial statements, the election of directors, approval of the increase in the number of common shares which may be issued under the Corporation's 1995 Stock Option Plan, as amended, the appointment of auditors and the amendment to the Corporation's By-laws.

I.       ELECTION OF DIRECTORS

         The board of directors currently consists of five (5) directors, all of whom are elected annually. It is proposed that the number of directors for the ensuing year be fixed at five (5). Each of the directors shall retire from office at the annual and special meeting of the Corporation, but shall retain office until the dissolution of the meeting at which his successor is elected. It is proposed that the persons named below will be nominated at the meeting. IT IS THE INTENTION OF THE MANAGEMENT DESIGNEES, IF NAMED AS PROXY, TO VOTE FOR THE ELECTION OF SAID PERSONS TO THE BOARD OF DIRECTORS. MANAGEMENT DOES NOT CONTEMPLATE THAT ANY OF SUCH NOMINEES WILL BE UNABLE TO SERVE AS DIRECTORS; HOWEVER, IF FOR ANY REASON ANY OF THE PROPOSED NOMINEES DO NOT STAND FOR ELECTION OR ARE UNABLE TO SERVE AS SUCH, PROXIES IN FAVOUR OF MANAGEMENT DESIGNEES WILL BE VOTED FOR ANOTHER NOMINEE IN THEIR DISCRETION UNLESS THE SHAREHOLDER HAS SPECIFIED IN HIS PROXY THAT HIS SHARES ARE TO BE WITHHELD FROM VOTING IN THE ELECTION OF DIRECTORS. Each director elected will hold office until the next annual meeting of shareholders or until his successor is duly elected or appointed pursuant to the by-laws of the Corporation. The board of directors recommends a vote FOR all five nominees to the Corporation's board of directors.

         Each of the nominees is currently a director of the Corporation. The following sets forth the names and ages of the five nominees for election to the Board of Directors, their respective principal occupations or employments during the past five years and the period during which each has served as a director of the Corporation.

         Brian W. Kozun (36) has been President and Chief Executive Officer of the Corporation since April, 1992 and has been a director since 1985. Mr. Kozun was one of the founding shareholders of the Corporation and served as the Corporation's Vice President, Field Operations and Vice President, Survey Operations from 1985 to 1992. From 1983 to 1985, Mr.Kozun served in various field positions with Sefel Geophysical Ltd., a geophysical company. Mr. Kozun has been involved in the geophysical services industry for more than 16 years.

         P. Daniel McArthur (35) has served as Chief Operating Officer and a director of the Corporation since August, 1994. From 1989 to 1994, Mr. McArthur served as a marketing manager and operations supervisor for Solid State Geophysical Inc., a geophysical company, and was appointed Vice-President, International Operations of Solid State Geophysical Inc. in June, 1992. From 1981 to 1988, he was employed by Sonics Exploration Ltd., a geophysical company, in various field management positions, on-shore and offshore, in Canada, the United States and the Caribbean.

         Stuart Norman (52) was appointed a director of the Corporation in August, 1994. He has been co-owner and a director of Paxton Pacific Resources Inc., a pressure treating and speciality wood products company since March, 1994. From 1990 to 1993, Mr. Norman was involved in the acquisition and construction of projects in the United States for Amusements International Inc., an operator of Ripleys Museums and, since 1990 has been a partner in Ripleys Museum of Hollywood, California. From 1987 to 1990, Mr. Norman served as President of Location Leasing Ltd., an oilfield camp rental company with operations in Alberta, British Columbia, Yukon and Northwest Territories. Also from 1972 to 1990, he was President of Diamond Resource Services Ltd., an oilfield services company operating in Western Canada.

         J. Joseph Ciavarra (46) was appointed a director of the Corporation in August, 1994. From 1991 until February 1997, he served as President and Chief Executive Officer of Transwest Energy Inc., an oil and gas company. From
1975 to 1991, Mr. Ciavarra held various positions with Triton Energy Company, an oil and gas company, the most recent of which was Vice-President, Engineering.

         Michael J. Beninger (43) was appointed a director of the Corporation in August, 1994. He has been practicing law since 1980 and since August, 1993, has operated as a sole practitioner in British Columbia. Prior to August, 1993, he was a partner with Felesky Flynn, Barristers & Solicitors in Calgary and Edmonton.

         The Board of Directors of the Corporation held four meetings during Fiscal 1996. Each of the directors attended at least 75% of the meetings of the Board of Directors and the committees thereof on which such director served, which were held during Fiscal 1996.

         The Audit Committee consists of Mr. Beninger, Mr. Norman and Mr. Kozun. The Audit Committee is authorized by the Board of Directors to review, with the Corporation's independent auditors, the annual financial statements of the Corporation and to make annual recommendations to the Board of Directors for the appointment of independent auditors for the ensuing year. The Audit Committee also reviews the effectiveness of the financial and accounting functions, organizations, internal controls, and related party transactions. The Audit Committee met once in Fiscal 1996.

         The Compensation Committee, which consists of Mr. Beninger, Mr. Ciavarra and Mr. Norman, reviews and sets on behalf of the Board of Directors, the compensation and benefits of all executive officers of the Corporation, reviews general policy matters relating to compensation and benefits of employees of the Corporation, administers the 1995 Plan, consults with management on matters concerning compensation and makes recommendations to the Board of Directors on compensation where approval of the Board of Directors is required. The Compensation Committee met in September, 1995 to set compensation for Fiscal 1996, but did not meet during Fiscal 1996.

         The Corporation does not have a Nominating Committee.

II.      APPROVAL AND RATIFICATION OF THE AMENDMENT
         TO THE 1995 STOCK OPTION PLAN, AS AMENDED

         In August, 1995, the Board of Directors adopted and the Corporation's shareholders approved the 1995 Stock Option Plan covering 250,000 shares of the Corporation's common shares, pursuant to which employees, officers and directors of and consultants and advisors to the Corporation and any subsidiary corporations are eligible to receive incentive stock options ("incentive options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and/or options that do not qualify as incentive options ("non-qualified options").

         In March, 1997 the Board of Directors of the Corporation adopted amendments to the Corporation's 1995 Stock Option Plan (as amended by the Board of Directors, the "1995 Plan"), including an amendment to increase the authorized number of common shares available for options granted pursuant to the 1995 Plan from 250,000 to 450,000 (the "Shareholders Amendment"). The Board of Directors is requesting and recommends to the shareholders ratification and approval of the Shareholders Amendment to assure that an adequate supply of authorized unissued shares is reserved for issuance for option grants to ensure the attraction of new and retention of existing executive personnel, key employees, directors, consultants, and advisors and to provide additional incentive by permitting such individuals to participate in the ownership of the Corporation.

         The Board of Directors also adopted other amendments to the 1995 Plan in March 1997, primarily to take advantage of recent modifications to Rule 16b-3 promulgated under the 1934 Act ("Rule 16b-3"), as well as to modify certain provisions relating to the effect of transactions which may result in a change in control of the Corporation (collectively the "Board Amendments"). Shareholder approval is not required with respect to the Board Amendments.

         The following summary of the 1995 Plan, including the Shareholders Amendment and the Board Amendments, is qualified in its entirety by the specific language of the 1995 Plan, which was adopted by the Board of Directors in August, 1995, ratified by the Corporation's shareholders in 1995 and amended by the Board of Directors in March, 1997, and a copy of which is attached as Exhibit A to this Information Circular.

STOCK OPTION PLAN

         The 1995 Plan, which expires in August, 2005, is structured to comply with applicable provisions of Rule 16b-3 and the Code and is administered by the Board of Directors or a committee of the Board of Directors (the "Committee"). Pursuant to the 1995 Plan, employees, officers and directors of and consultants and advisors to the Corporation and any subsidiary corporations are eligible to receive incentive options or non-qualified options. The number of common shares which may be issued pursuant to options granted under the 1995 Plan, prior to the Shareholders Amendment, is 250,000 common shares. To date, there have been 250,000 options granted under the 1995 Plan of which, as of March 11, 1997, 250,000 are outstanding. If the Shareholders Amendment is approved, the number of common shares which may be issued pursuant to options granted under the 1995 Plan will be 450,000. The aggregate number of common shares that may be subject to options granted to any person in a calendar year under the 1995 Plan shall not exceed 25% of the maximum number of common shares which may be issued from time to time under the 1995 Plan (62,500 common shares currently or 112,500 common shares if the Shareholders Amendment is approved). The 1995 Plan provides for automatic grants of options to certain directors in the manner set forth below.

         Options granted under the 1995 Plan may be either incentive options or non-qualified options. Incentive options granted under the 1995 Plan are exercisable for a period of up to 10 years from the date of grant at an exercise price which is not less than the fair market value of the common shares on the date of the grant, except that the term of an incentive option granted under the 1995 Plan to a shareholder owning more than 10% of the outstanding common shares may not exceed five years and its exercise price may not be less than 100% of the fair market value of the common shares on the date of the grant. To the extent that the aggregate fair market value, as of the date of grant, of the shares for which incentive options become exercisable for the first time by an optionee during the calendar year exceeds US $100,000, the portion of such option which is in excess of the US $100,000 limitation will be treated as a non-qualified option. Non-qualified options granted under the 1995 Plan shall have an exercise price which is not less than 85% of the fair market value of the common shares on the date of the grant. Options granted under the 1995 Plan to officers, directors or employees of the Corporation may be exercised only while the optionee is employed or retained by the Corporation or within 90 days of the date of termination of the employment relationship or directorship. However, options which are exercisable at the time of termination by reason of death or permanent disability of the optionee may be exercised within 12 months of the date of termination of the employment relationship or directorship. Upon the exercise of an option, payment may be made by cash or by any other means that the Board of Directors or the Committee determines.

         Options may be granted only to such employees, officers and directors of and consultants and advisors to the Corporation or any subsidiary of the Corporation as the Board of Directors or the Committee shall select from time to time in its sole discretion, provided that only employees of the Corporation or a subsidiary of the Corporation shall be eligible to receive incentive options. As of March 11, 1997, the number of employees, officers and directors of the Corporation eligible to receive grants under the 1995 Plan was approximately 200 persons and the Corporation had approximately 5 consultants or advisors eligible to receive grants under the 1995 Plan. An optionee may be granted more than one option under the 1995 Plan. The Board of Directors or the Committee will, in its discretion, determine (subject to the terms of the 1995
Plan) who will be granted options, the time or times at which options shall be granted, and the number of shares subject to each option, whether the options are incentive options or non-qualified options, and the manner in which options may be exercised. In making such determination, consideration may be given to the value of the services rendered by the respective individuals, their present and potential contribution to the success of the Corporation and its subsidiaries and such other factors deemed relevant in accomplishing the purpose of the 1995 Plan.

         Under the 1995 Plan, the optionee has none of the rights of a shareholder with respect to the common shares issuable upon the exercise of the option until such shares shall be issued upon such exercise. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in the 1995 Plan. During the lifetime of the optionee, an option shall be exercisable only by the optionee. No option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

         The Board of Directors may amend or terminate the 1995 Plan except that shareholder approval may also be required by Rule 16b-3 or Section 422 of the Code. No action taken by the Board may materially adversely affect any outstanding option grant without the consent of the optionee.

         The provisions of the 1995 Plan provide for the automatic grant of non-qualified stock options to purchase common shares ("Director Options") to directors of the Corporation who are not employees or principal shareholders of the Corporation ("Eligible Directors"). Commencing on the day immediately following the date of the annual meeting of shareholders for Fiscal 1996, each Eligible Director, other than directors who received an initial Director Option since the last annual meeting, will be granted a Director Option to purchase 1,000 shares of common shares ("Automatic Grant") on the day immediately following the date of each annual meeting of shareholders, as long as such director is a member of the Board of Directors. The exercise price for each share subject to a Director Option shall be equal to the fair market value of
the common shares on the date of grant.   Director Options are exercisable in
four equal annual instalments, commencing six months from the date of grant, and will expire the earlier of 10 years after the date of grant or 90 days after the termination of the director's service on the Board of Directors.

         Up to March 11, 1997, options to purchase an aggregate of 250,000 common shares have been granted under the 1995 Plan, at an exercise price of $5.00 per common share. Options granted to the Named Officer are set out under the heading "Executive Compensation".

         On May 1, 1997, assuming shareholder approval of the Shareholder Amendment, each of the following directors will receive Automatic Grants of options to purchase 1,000 shares pursuant to the 1995 Plan: Mr. Beninger, Mr. Ciavarra and Mr. Norman. Future grants under the 1995 Plan have not yet been determined.

         The following table sets forth certain information with respect to grants of stock options made under the 1995 Plan:

                               NEW PLAN BENEFITS
                       1995 Stock Option Plan, as amended

 Name and Position                               Dollar Value                       Number of Options
 -----------------                               ------------                       -----------------
 Non-Executive                                        (2)                                 3,000
 Director Group(1)

         NOTES:

         (1) Represents 1,000 options to be granted on May 1, 1997, assuming stockholder approval of the amendment to increase the number of common shares authorized for issuance under the 1995 Plan to each of Mr. Beninger, Mr. Ciavarra and Mr. Norman, all of whom are directors of the Corporation and are eligible, under the terms of the 1995 Plan, to receive automatic grants.

         (2) The automatic grants will have an exercise price equal to the fair market value of the Corporation's shares on the date of grant pursuant to the provisions of the 1995 Plan. It is not possible to forecast possible future appreciation, if any, of the price of the Corporation's common shares. The actual value realized upon exercise of the automatic grants will depend on the fair market value of the Corporation's common shares on the date of exercise.

         Management recommends a vote FOR the Shareholder Amendment to the 1995 Plan, and the persons named in the accompanying proxy will vote in accordance with the choice specified thereon or, if no choice is properly indicated, in favor of the approval and ratification of the Shareholder Amendment.


III.     APPROVAL AND RATIFICATION OF THE
         APPOINTMENT OF INDEPENDENT AUDITORS

         The management of the Corporation recommends a vote FOR the approval and ratification of the appointment of Ernst & Young, Chartered Accountants, as the Corporation's independent auditors for the fiscal year ending September 30, 1997. Ernst & Young has been the Corporation's auditors for Fiscal 1996 and were appointed as auditors on August 23, 1995 and has no direct or indirect financial interest in the Corporation. A representative of Ernst & Young is expected to be present at the annual and special meeting of shareholders with the opportunity to make a statement if he or she desires to do so, and shall be available to respond to appropriate questions.


IV.      AMENDMENT OF BY-LAWS

         The shareholders of the Corporation adopted the Corporation's by-laws, being By-law Number 2 (the "By-laws"), a general by-law relating to the transaction of the business and affairs of the Corporation, on July 4, 1994. The By-laws provided a quorum requirement of 10% for shareholders meetings. However, in connection with the initial public offering of the Corporation's securities completed in November, 1995, and in order to meet the listing requirements of the Nasdaq Stock Market the Corporation was required to amend the By-laws, subject to shareholder confirmation, so as to provide for a higher shareholder quorum.

         Therefore, on August 24, 1995 the Board of Directors resolved to amend
Article 10.11 of the By-laws to increase the quorum requirements for a shareholder meeting from 10% to 50%.

         Pursuant to the Business Corporations Act (Alberta), the directors of the Corporation must submit the amendment to the By-laws to the shareholders of the Corporation at the next meeting of shareholders for confirmation, rejection or amendment. Accordingly, at the meeting, shareholders of the Corporation will be asked to approve the following resolution:

         BE AND IT IS HEREBY RESOLVED THAT:

         (a) Confirmation be given to Article 10.11 of the By-laws being amended to read as follows:

                 10.11 QUORUM. A quorum for the transaction of business at any meeting of shareholders shall be at least two persons present in person, each being a shareholder entitled to vote thereat or a duly appointed proxy or representative for an absent shareholder so entitled and representing in the aggregate not less than fifty percent (50%) of the outstanding shares of the Corporation carrying voting rights at the meeting. If a quorum is present at the opening of any meeting of shareholders, the shareholders present or represented may proceed with the business of the meeting notwithstanding that a quorum is not present throughout the meeting. If a quorum is not present at the opening of any meeting of shareholders, the shareholders present or represented may adjourn the meeting to a fixed time and place but may not transact any other business other than as provided in these By-laws or in the Act until a quorum is present.

         (b) Any one (1) director or officer of the Corporation be authorized to make all such arrangements, to do all acts and things and to sign and execute all documents and instruments in writing, whether under the corporate seal of the Corporation or otherwise, as may be considered necessary or advisable to give full force and effect to the foregoing.

         The foregoing resolution requires a simple majority approval of the votes cast at the annual and special meeting. Management recommends a vote For the amendment to the Corporation's By-Laws. The management designees, if named as proxy, intend to vote the common shares represented by any such proxy in favour of the foregoing resolution.

         If the above-noted amendment is confirmed by the shareholders at the annual and special meeting, the amendment to Article 10.11 of the By-laws will be effective from the date of the directors resolution adopting it, being August 24, 1995, and will continue in effect in the form in which it was confirmed. If the above-noted amendment is rejected at the annual and special meeting, the amendment to Article 10.11 of the By-laws ceases to be effective at such rejection, and the quorum for shareholders meetings will be 10%. In addition, the Corporation may be subject to delisting of its securities from the Nasdaq Stock Market. A copy of the By-laws will be available for inspection at the registered office of the Corporation, 3100, 324 - 8th Avenue S. W., Calgary, Alberta, T2P 2Z2 during ordinary business hours up to and including the date of the meeting.


                             SHAREHOLDER PROPOSALS

         The annual meeting of shareholders for the fiscal year ending September 30, 1997 is expected to be held in March, 1998. All proposals intended to be presented at the Corporation's next annual meeting of shareholders must be received at the Corporation's office no later than December 30, 1997, for inclusion in the Information Circular and form of proxy related to that meeting.


                                    GENERAL

         The Corporation will provide without charge to each person being solicited by this Information Circular, on the written request of any such person, a copy of the Annual Report of the Corporation on Form 10-KSB for the fiscal year ended September 30, 1996 (as filed with the SEC), including the financial statements thereto. All such requests should be directed to Vice-President, Finance, Venture Seismic Ltd., 3110 - 80th Avenue S. E., Calgary, Alberta, Canada, T2C 1J3.

         All matters referred to herein for approval by the shareholders require a simple majority of the shareholders voting, in person or by proxy, at the annual and special meeting of the shareholders.

         This information is given as of the ____ day of March, 1997. The contents and sending of this Information Circular has been approved by the directors of the Corporation.

         The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.




Brian W. Kozun                            Gregory B. Wiebe
Chief Executive Officer                   Chief Financial Officer

                                   EXHIBIT A



                              VENTURE SEISMIC LTD.


                       1995 STOCK OPTION PLAN, AS AMENDED

                              VENTURE SEISMIC LTD.

                       1995 STOCK OPTION PLAN, AS AMENDED


1.               Purpose.

                 The purpose of this plan (the "Plan") is to secure for VENTURE SEISMIC LTD. (the "Company") and its shareholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Company and its subsidiary corporations who are expected to contribute to the Company's future growth and success. Those provisions of the Plan which make express reference to Section 422 shall apply only to Incentive Stock Options (as that term is defined in the Plan).

2.               Type of Options and Administration.

                 (a) Types of Options. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company (or a committee designated by the Board of Directors, the "Committee") and may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the United States Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code") or non-statutory options which are not intended to meet the requirements of Section 422 of the Code.

                 (b) Administration. The Plan will be administered by the Board of Directors or the Committee, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The delegation of powers to the Committee shall be consistent with applicable laws or regulations (including, without limitation, applicable state law and Rule 16b-3 promulgated under the United States Securities Exchange Act of 1934 (the "Exchange Act"), or any successor rule ("Rule 16b-3")). The Board of Directors or the Committee may in its sole discretion grant options to purchase the Company's Common Shares, no par value ("Common Shares"), and issue shares upon exercise of such options as provided in the Plan. The Board of Directors or the Committee shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements, which need not be identical, and to make all other determinations in the judgment of the Board of Directors or the Committee necessary or desirable for the administration of the Plan. The Board of Directors or the Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors or the Committee shall be liable for any action or determination under the Plan made in good faith. Subject to adjustment as provided in
Section 15 below, the aggregate number of shares of Common Stock that may be subject to Options granted to any person in a calendar year shall not exceed 135,000 shares or 30% of the maximum number of shares which may be issued and sold under the Plan, as set forth in Section 4 hereof, as such section may be amended from time to time.

                 (c) Applicability of Rule 16b-3. Those provisions of the Plan which make express reference to Rule 16b-3 shall apply to the Company only at such time as the Company's Common Stock is registered under the Exchange Act, subject to the last sentence of Section 3(b), and then only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a "Reporting Person").

3.               Eligibility.

                 (a) General. Options may be granted to persons who are, at the time of grant, employees, officers or directors of, or consultants or advisors to, the Company or any subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Code ("Participants") provided, that Incentive Stock Options may only be granted to individuals who are employees of the Company (within the meaning of Section 3401(c) of the Code). A person who has been granted an option may, if he or she is otherwise eligible, be granted additional options if the Board of Directors or the Committee shall so determine.

                 (b) Grant of Options to Reporting Persons. The selection of a director or an officer who is a Reporting Person (as the terms "director" and "officer" are defined for purposes of Rule 16b-3) as a recipient of an option, the timing of the option grant, the exercise price of the option and the number of shares subject to the option shall be determined either (i) by the Board of Directors, (ii) by a committee consisting of two or more directors having full authority to act in the matter, or (iii) pursuant to provisions for automatic grants set forth in Section 3(c) below.

                 (c) Directors' Options. Directors of the Company who are not employees of the Company ("Eligible Directors") will receive an option ("Director Option") to purchase 5,000 Common Shares on the date that such person is first elected or appointed a director ("Initial Director Option"). Commencing on the day immediately following the date of the annual meeting of stockholders for the Company's fiscal year ending September 30, 1996, each Eligible Director will receive an automatic grant ("Automatic Grant") of a Director Option to purchase 1,000 Common Shares, other than Eligible Directors who received an Initial Director Option since the most recent Automatic Grant, on the day immediately following the date of each annual meeting of stockholders, as long as such director is a member of the Board of Directors. The exercise price for each share subject to a Director Option shall be equal to the fair market value of the Common Shares on the date of grant. Director Options shall become exercisable in four equal annual installments commencing one year from the date the option is granted and will expire the earlier of 10 years after the date of grant or 90 days after the termination of the director's service on the Board.

4.               Stock Subject to Plan.

                 The stock subject to options granted under the Plan shall be authorized but unissued or reacquired Common Shares. Subject to adjustment as provided in Section 15 below, the maximum number Common Shares of the Company which may be issued and sold under the Plan is 450,000 shares. If an option granted under the Plan shall expire, terminate or is cancelled for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan.

5.               Forms of Option Agreements.

                 As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors. Such option agreements may differ among recipients.

6.               Purchase Price.

                 (a) General. The purchase price per share of stock deliverable upon the exercise of an option shall be determined by the Board of Directors or the Committee at the time of grant of such option; provided, however, that in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the Fair Market Value (as hereinafter defined) of such stock, at the time of grant of such option, or less than 110% of such Fair Market Value in the case of options described in Section 11(b). "Fair Market Value" of a share of Common Stock of the Company as of a specified date for the purposes of the Plan shall mean the closing price of a Common Share on the principal securities exchange (including the Nasdaq National Market) on which such shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such shares are traded if no shares were traded on such immediately preceding day, or if the shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the shares in the over-the-counter market on the day immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded. If the shares are not publicly traded, Fair Market Value of a Common Share (including, in the case of any repurchase of shares, any distributions with respect thereto which would be repurchased with the shares) shall be determined in good faith by the Board of Directors or the Committee. In no case shall Fair Market Value be determined with regard to restrictions other than restrictions which, by their terms, will never lapse.

                 (b) Payment of Purchase Price. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or by any other means which the Board of Directors or the Committee determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board if applicable).

7.               Option Period.

                 Subject to earlier termination as provided in the Plan, each option and all rights thereunder shall expire on such date as determined by the Board of Directors or the Committee and set forth in the applicable option agreement, provided, that such date shall not be later than (10) ten years after the date on which the option is granted.

8.               Exercise of Options.

                 Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the option agreement evidencing such option, subject to the provisions of the Plan. Subject to the requirements in the immediately preceding sentence, if an option is not at the time of grant immediately exercisable, the Board of Directors may (i) in the agreement evidencing such option, provide for the acceleration of the exercise date or dates of the subject option upon the occurrence of specified events, and/or (ii) at any time prior to the complete termination of an option, accelerate the exercise date or dates of such option.

9.               Nontransferability of Options.

                 No option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, if applicable. An option may be exercised during the lifetime of the optionee only by the optionee. In the event an optionee dies during his employment by the Company or any of its subsidiaries, or during the three-month period following the date of termination of such employment, his option shall thereafter be exercisable, during the period specified in the option agreement, by his executors or administrators to the full extent to which such option was exercisable by the optionee at the time of his death during the periods set forth in Section 10 or 11(d).

10.              Effect of Termination of Employment or Other Relationship.

                 Except as provided in Section 11(d) with respect to Incentive Stock Options and except as otherwise determined by the Committee at the date of grant of an Option, and subject to the provisions of the Plan, an optionee may exercise an option at any time within three months following the termination of the optionee's employment or other relationship with the Company or within one (1) year if such termination was due to the death or disability of the optionee but, except in the case of the optionee's death, in no event later than the expiration date of the Option. If the termination of the optionee's employment is for cause or is otherwise attributable to a breach by the optionee of an employment or confidentiality or non-disclosure agreement, the option shall expire immediately upon such termination. The Board of Directors shall have the power to determine what constitutes a termination for cause or a breach of an employment or confidentiality or non-disclosure agreement, whether an optionee has been terminated for cause or has breached such an agreement, and the date upon which such termination for cause or breach occurs. Any such determinations shall be final and conclusive and binding upon the optionee.

11.              Incentive Stock Options.

                 Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

                 (a) Express Designation. All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

                 (b) 10% Shareholder. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the
Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

                          (i) The purchase price per Common Share subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one Common Share at the time of grant; and

                          (ii) the option exercise period shall not exceed five years from the date of grant.

                 (c) Dollar Limitation. For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for Common Shares with an aggregate Fair Market Value, as of the respective date or dates of grant, of more than $100,000.

                 (d) Termination of Employment, Death or Disability. No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that:

                          (i) an Incentive Stock Option may be exercised within the period of three months after the date the optionee ceases to be an employee of the Company

                 (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to such option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a non-statutory option under the Plan;

                          (ii) if the optionee dies while in the employ of the Company, or within three months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

                          (iii) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provisions thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

For all purposes of the Plan and any option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

12.              Additional Provisions.

                 (a) Additional Option Provisions. The Board of Directors or the Committee may, in its sole discretion, include additional provisions in option agreements covering options granted under the Plan, including without limitation restrictions on transfer, repurchase rights, rights of first refusal, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors or the Committee; provided, that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

                 (b) Acceleration, Extension, Etc. The Board of Directors or the Committee may, in its sole discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or (ii) extend the dates during which all, or any particular, option or options granted under the Plan may be exercised; provided, however, that no such extension shall be permitted if it would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 (if applicable).

13.              General Restrictions.

                 (a) Investment Representations. The Company may require any person to whom an Option is granted, as a condition of exercising such option or award, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Shares subject to the option, for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Shares, including any "lock-up" or other restriction on transferability.

                 (b) Compliance With Securities Law. Each Option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option or award upon any securities exchange or automated quotation system or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with the issuance or purchase of shares thereunder, such option or award may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

14.              Rights as a Shareholder.

                 The holder of an option shall have no rights as a shareholder with respect to any shares covered by the option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

15. Adjustment Provisions for Recapitalizations, Reorganizations and Related Transactions.

                 (a) Recapitalizations and Related Transactions. If, through or as a result of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding Common Shares are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other non-cash assets are distributed with respect to such Common Shares or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under or otherwise referred to in the Plan, (y) the number and kind of shares or other securities subject to any then outstanding options under the Plan, and (z) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 15 if such adjustment (i) would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 or (ii) would be considered as the adoption of a new plan requiring stockholder approval.

                 (b) Reorganization, Merger and Related Transactions. All outstanding Options under the Plan shall become fully exercisable for a period of sixty (60) days following the occurrence of any Trigger Event, whether or not such Options are then exercisable under the provisions of the applicable agreements relating thereto. For purposes of the Plan, a "Trigger Event" is any one of the following events :

                          (i) the date on which Common Shares are first purchased pursuant to a tender offer or exchange offer (other than such an offer by the Company, any Subsidiary, any employee benefit plan of the Company or of any Subsidiary or any entity holding shares or other securities of the Company for or pursuant to the terms of such plan), whether or not such offer is approved or opposed by the Company and regardless of the number of shares purchased pursuant to such offer;

                          (ii) the date the Company acquires knowledge that any person or group deemed a person under Section 13(d)-3 of the Exchange Act (other than the Company, any Subsidiary, any employee benefit plan of the Company or of any Subsidiary or any entity holding Common Shares or other securities of the Company for or pursuant to the terms of any such plan or any individual or entity or group or affiliate thereof which acquired its beneficial ownership interest prior to the date the Plan was adopted by the Board), in a transaction or series of transactions, has become the beneficial owner, directly or indirectly (with beneficial ownership determined as provided in Rule 13d-3, or any successor rule, under the Exchange Act), of securities of the Company entitling the person or group to 30% or more of all votes (without consideration of the rights of any class or stock to elect directors by a separate class vote) to which all shareholders of the Company would be entitled in the election of the Board of Directors were an election held on such date;

                          (iii)   the date, during any period of two
         consecutive years, when individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the shareholders of the Company, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period; and

                          (iv) the date of approval by the shareholders of the Company of an agreement (a "reorganization agreement") providing for:

                                  (A)      The merger of consolidation of the
                 Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, do not beneficially own, immediately after the merger or consolidation, shares of the corporation issuing cash or securities in the merger or consolidation entitling such shareholders to 65% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all shareholders of such corporation would be entitled in the election of directors or where the members of the Board of Directors of the Company, immediately prior to the merger or consolidation, do not, immediately after the merger or consolidation, constitute a majority of the Board of Directors of the corporation issuing cash or securities in the merger or consolidation; or

                                  (B) The sale or other disposition of all or substantially all the assets of the Company.

                 (c) Board Authority to Make Adjustments. Any adjustments under this Section 15 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

16.              Merger, Consolidation, Asset Sale, Liquidation, etc.

                 (a) General. In the event of a consolidation or merger sale of all or substantially all of the assets of the Company in which outstanding Common Shares are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding options: (i) in the event of a merger under the terms of which holders of the Common Shares of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Merger Price times the number of Common Shares subject to such outstanding options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (ii) in the event the provisions of Section 15 are not applicable, provide that all or any outstanding options shall become exercisable in full immediately prior to such event and upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice.

                 (b) Substitute Options. The Company may grant options under the Plan in substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

17.              No Special Employment Rights.

                 Nothing contained in the Plan or in any option shall confer upon any optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee.

18.              Other Employee Benefits.

                 Except as to plans which by their terms include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

19.              Amendment of the Plan.

                 (a) The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect; provided, however, that if at any time the approval of the shareholders of the Company is required under
Section 422 of the Code or any successor provision with respect to Incentive Stock Options, or under Rule 16b-3 or by the Alberta Business Corporation Act, the Board of Directors may not effect such modification or amendment without such approval; and provided, further, that the provisions of Section 3(c) hereof shall not be amended more than once every six months, other than to comport with changes in the Code, the Employer Retirement Income Security Act of 1974, as amended, or the rules thereunder.

                 (b) The modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionee affected, the Board of Directors may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code and (ii) the terms and provisions of the Plan and of any outstanding option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

20.              Withholding.

                 (a) The Company shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, provincial or state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold Common Shares otherwise issuable pursuant to the exercise of an option or (ii) by delivering to the Company Common Shares already owned by the optionee. The shares so delivered or withheld shall have a Fair Market Value equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to this Section 20(a) may only satisfy his or her withholding obligation with Common Shares which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

                 (b) The acceptance of Common Shares upon exercise of an Incentive Stock Option shall constitute an agreement by the optionee (i) to notify the Company if any or all of such shares are disposed of by the optionee within two years from the date the option was granted or within one year from the date the shares were issued to the optionee pursuant to the exercise of the option, and (ii) if required by law, to remit to the Company, at the time of and in the case of any such disposition, an amount sufficient to satisfy the Company's federal, state and local withholding tax obligations with respect to such disposition, whether or not, as to both (i) and (ii), the optionee is in the employ of the Company at the time of such disposition.

                 (c) Notwithstanding the foregoing, in the case of a Reporting Person whose options have been granted in accordance with the provisions of Section 3(b) herein, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

21.              Cancellation and New Grant of Options, Etc.

                 The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of Common Shares and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options or (ii) the amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding options.

22.              Effective Date and Duration of the Plan.

                 (a) Effective Date. The Plan shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, no options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors; amendments requiring shareholder approval (as provided in Section
19) shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

                 (b) Termination. Unless sooner terminated in accordance with Section 16, the Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

23.              Provision for Foreign Participants.

                 The Board of Directors may, without amending the Plan, modify awards or options granted to participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

24.              Governing Law.

                 The provisions of this Plan shall be governed and construed in accordance with the laws of the province of Alberta, Canada without regard to the principles of conflicts of laws.

                 Adopted by the Board of Directors on September 14, 1995, as amended by the Board of Directors on March 3, 1997.

                              VENTURE SEISMIC LTD.
                              INSTRUMENT OF PROXY

                         THIS PROXY IS SOLICITED BY THE
                       MANAGEMENT AND WILL BE USED AT THE
                   ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 30, 1997


                 The undersigned shareholder of Venture Seismic Ltd. (the "Corporation") hereby nominates, constitutes and appoints Brian W. Kozun, Chairman of the Corporation, or failing him, P. Daniel McArthur, Chief Operating Officer of the Corporation, or in the place and stead of the foregoing ________________________________________________ the true and lawful attorney and proxy of the undersigned to attend, act and vote in respect of all shares held by the undersigned at the annual and special meeting of the shareholders of the Corporation to be held at 3100, 324 - 8th Avenue S. W., Calgary, Alberta, Canada, T2P 2Z2 on Wednesday, April 30, 1997, and at any adjournment or adjournments thereof. The undersigned hereby instructs the said proxy to vote the common shares represented by this instrument of proxy in the following manner:

1.       TO VOTE FOR      [     ]   OR   AGAINST                 [    ]

         A resolution fixing the number of directors for the ensuing year at five (5).


2.       TO VOTE FOR      [     ]   OR   WITHHOLD FROM VOTING    [    ]

         A resolution electing for the ensuing year as directors Brian W. Kozun,
         P. Daniel McArthur, Michael Beninger, J. Joseph Ciavarra and Stuart Norman.

         (INSTRUCTIONS:     To withhold from voting for any individual
                            nominee, print that nominee's name on the line provided below)

               --------------------------------------------------


3.       TO VOTE FOR      [     ]   OR   AGAINST                 [    ]

         A resolution approving and ratifying the amendment to the Corporation's 1995 Stock Option Plan, as amended, increasing the number of common shares authorized to be issued under such Plan from 250,000 to 450,000.


4.       TO VOTE FOR      [     ]   OR   WITHHOLD FROM VOTING    [    ]

         The appointment of Ernst & Young, Chartered Accountants, as independent auditors of the Corporation for the ensuing year and the authorization of the directors to fix their remuneration.


5.       TO VOTE FOR      [     ]   OR   AGAINST                 [    ]

         A resolution in the form presented in the information circular accompanying this form of proxy, confirming the amendment to the by-laws of the Corporation, which increases the quorum for shareholders meetings from 10% to 50%.

6. To vote in the discretion of the proxy nominee on any amendments to or variations of matters identified in the notice of meeting and on any other matters which may properly come before the meeting.

         DATED this _________ day of ____________, 1997.



                                        _______________________________________
                                        (Signature of Shareholder)


                                        _______________________________________
                                        (Name of Shareholder - Please Print)

         Please date, sign as name appears at the left and return promptly. If the common shares are registered in the names of two or more persons, each should sign. When signing as Corporate Officer, Partner, Executor, Administrator, Trustee or Guardian, please give full title. Please note any changes in your address alongside the address as it appears in the proxy. NOTE: If the shareholder is a corporation, the instrument of proxy must be under its corporate seal or under the hand of an officer duly authorized in that behalf.


         Number of common shares represented by this proxy:____________________

         All common shares represented at the meeting by properly executed proxies will be voted, and where a choice with respect to any matter to be acted upon has been specified in the instrument of proxy, the common shares represented by the proxy will be voted in accordance with such specifications. IN THE ABSENCE OF ANY SUCH SPECIFICATIONS, THE MANAGEMENT DESIGNEES, IF NAMED AS PROXY, WILL VOTE FOR THE ELECTION OF THE MANAGEMENT NOMINEES FOR DIRECTOR, FOR THE APPROVAL AND RATIFICATION OF THE AMENDMENT TO THE 1995 STOCK OPTION PLAN, AS AMENDED, FOR THE APPOINTMENT OF ERNST & YOUNG AS THE INDEPENDENT AUDITORS OF THE CORPORATION, AND FOR THE AMENDMENT TO THE CORPORATION'S BY-LAWS.

         Proxies, to be valid, must be deposited at the office of American Stock Transfer & Trust Company, 40 Wall Street, New York, New York, 10005, not less than 48 hours, excluding Saturdays and statutory holidays, preceding the meeting or an adjournment of the meeting.

         A blank space has been provided to date the instrument of proxy. If the instrument of proxy is undated, it will be deemed to bear the date on which it is mailed by the person making the solicitation.

         A SHAREHOLDER HAS THE RIGHT TO DESIGNATE A PERSON (WHO NEED NOT BE A SHAREHOLDER OF THE CORPORATION) OTHER THAN BRIAN W. KOZUN AND P. DANIEL MCARTHUR, THE MANAGEMENT DESIGNEES, TO ATTEND AND ACT FOR THE SHAREHOLDER AT THE MEETING. SUCH RIGHT MAY BE EXERCISED BY INSERTING IN THE BLANK SPACE PROVIDED ABOVE THE NAME OF THE PERSON TO BE DESIGNATED AND DELETING THEREFROM THE NAMES OF THE MANAGEMENT DESIGNEES, OR BY COMPLETION OF ANOTHER PROPER INSTRUMENT OF PROXY.